                                                                   EXHIBIT 10.60

                          FOURTH AMENDED AND RESTATED
                             REVOLVING CREDIT NOTE
                             ---------------------

$3,255,319.17                                             as of June 11, 1998

     FOR VALUE RECEIVED, the undersigned SALESLINK CORPORATION a Delaware corporation ("SalesLink") and INSOLUTIONS INCORPORATED ("InSolutions" and, collectively with SalesLink, the "Borrowers"), hereby jointly and severally promise to pay to the order of IMPERIAL BANK, a national banking association (the "Bank") at the Agent's Head Office (as such term is defined in the Credit Agreement referred to below):

          (a) prior to or on the Revolving Credit Loan Maturity Date the principal amount of THREE MILLION TWO HUNDRED FIFTY-FIVE THOUSAND THREE HUNDRED NINETEEN DOLLARS AND SEVENTEEN CENTS ($3,255,319.17) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Borrowesr pursuant to the Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 11, 1998 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers, the Bank and other parties thereto;

          (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

          (c) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the maturity date hereof at the times and at the rate provided in the Credit Agreement.

     This Note constitutes the second amendment and restatement in its entirety of the Third Amended and Restated Revolving Credit Note issued by SalesLink to the Bank in the original principal amount of $1,774,193.55, dated as of March 31, 1997 (the "Original Note") and is issued in substitution therefor and an amendment and replacement thereof. Nothing herein or in any other document shall be construed to constitute payment of the Original Note or to release or terminate any guaranty, lien, mortgage, pledge or other security interest in favor of the Bank.

     This Note evidences borrowings under and has been issued by the Borrowers on a joint and several basis and in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrowers contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

     Each Borrower irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount
                                ----- -----
thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the joint and several obligations of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

     Each Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

     The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     THIS NOTE AND THE JOINT AND SEVERAL OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF

THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED BENEATH THE BORROWERS' SIGNATURE ON THE SIGNATURE PAGE OF THE CREDIT AGREEMENT. EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the undersigned has caused this Revolving Credit Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]

                              SALESLINK CORPORATION

                              By:____________________________
                                  Title:


                              INSOLUTIONS INCORPORATED

                              By:____________________________
                                  Title:

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                          Amount of         Balance of
            Amount      Principal Paid       Principal        Notation
Date       of Loan       or Prepaid           Unpaid          Made By:
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